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                                                                 Exhibit 10.10

                FIRST AMENDMENT TO REGISTRATION RIGHTS AGREEMENT


     This Amendment is made and entered into as of this 28th day of November, 1995 by and among Value Property Trust (the "Trust," formerly Mortgage and Realty Trust) and the holders of registrable securities of the Trust listed on the signature page hereto (the "Holders").

     WHEREAS, the Trust and the Holders entered into a Registration Rights Agreement dated September 29, 1995 (the "Agreement");

     WHEREAS, pursuant to paragraph 2(a) of the Agreement, the Trust is required to file a registration statement on Form S-3 (the "Form S-3") with the Securities and Exchange Commission within sixty (60) days of September 29, 1995.

     WHEREAS, the parties hereto wish to extend such time period;

     NOW, THEREFORE, in consideration of the foregoing and the mutual covenants hereinafter set forth, the parties hereto agree as follows:
     1. Pursuant to paragraph 11(a) of the Agreement, the Holders hereby consent to, and the parties hereto hereby agree to, the amendment of paragraph 2(a) of the Agreement to provide that the Trust shall file the Form S-3 with the Securities and Exchange Commission by January 1, 1996.
     2. The Agreement and this Amendment shall be read together and shall have effect as if the provisions of the Agreement and this Amendment were contained in one agreement. Any provision of the Agreement not amended by this Amendment shall remain in full

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force and effect as provided in the Agreement immediately prior to the date hereof.

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     IN WITNESS WHEREOF, the parties have hereunto set their hands as of the dated first written above.
                              VALUE PROPERTY TRUST


                              By:_______________________________________________
                                Title:


                              HOLDERS

                              MUTUAL SERIES FUND, INC.


                              By:_______________________________________________
                                Title:


                              INTERMARKET CORP.


                              By:_______________________________________________
                                Title:


                              ANGELO, GORDON & CO.


                              By:_______________________________________________
                                Title:

231401.c1